                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 13D


                   UNDER THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. 2)*



                              FLORES & RUCKS, INC.
- --------------------------------------------------------------------------------
                                (Name of Issuer)

                     COMMON STOCK, PAR VALUE $.01 PER SHARE
- --------------------------------------------------------------------------------
                         (Title of Class of Securities)

                                   34039C 10 F
                     -------------------------------------
                                 (CUSIP Number)

                             Jere C. Overdyke, Jr.
                              Enron Finance Corp.,
             1400 Smith Street, Houston, TX  77002, (713) 853-6161
- --------------------------------------------------------------------------------
(Name, Address and Telephone Number of Person Authorized to Receive Notices and
                                Communications)

                                 March 19, 1996
- --------------------------------------------------------------------------------
            (Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(b)(3) or (4), check the following box [_].

Check the following box if a fee is being paid with the statement [_]. (A fee is not required only if the reporting person (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7.)

NOTE: Six copies of this statement, including all exhibits, should be filed with the Commission. See Rule 13d-1(a) for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).


                              Page 1 of 11 Pages

                                  SCHEDULE 13D

- ------------------------                                 ---------------------
  CUSIP NO. 34039C 10 F                                    PAGE 2 OF 11 PAGES
- ------------------------                                 ---------------------

- ------------------------------------------------------------------------------
      NAME OF REPORTING PERSON
 1    S.S. OR IRS IDENTIFICATION NO. OF ABOVE PERSON

      Enron Finance Corp. I.R.S. NO.:  76-0298373
- ------------------------------------------------------------------------------
      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
 2                                                              (a) [_]
                                                                (b) [_]
      N/A
- ------------------------------------------------------------------------------
      SEC USE ONLY
 3


- ------------------------------------------------------------------------------
      CITIZENSHIP OR PLACE OF ORGANIZATION
 4

      00
- ------------------------------------------------------------------------------
      CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT
5     TO ITEMS 2(d) or 2(e)                                         [_]


- ------------------------------------------------------------------------------
      CITIZENSHIP OR PLACE OF ORGANIZATION
6

      Delaware
- ------------------------------------------------------------------------------
                          SOLE VOTING POWER
                     7
     NUMBER OF
                          -0-
      SHARES       -----------------------------------------------------------
                          SHARED VOTING POWER
   BENEFICIALLY      8
                          1,000,000 shares of Flores & Rucks, Inc. Common
     OWNED BY             Stock, par value $.01 per share
                   -----------------------------------------------------------
       EACH               SOLE DISPOSITIVE POWER
                     9
    REPORTING
                          -0-
      PERSON       -----------------------------------------------------------
                          SHARED DISPOSITIVE POWER
       WITH         10
                          Same as 8 above.
- ------------------------------------------------------------------------------
      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
11

      Same as 8 above.
- ------------------------------------------------------------------------------
      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES [_]
12

      N/A
- ------------------------------------------------------------------------------
      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
11
      5.11% of Flores & Rucks, Inc.'s outstanding Common Stock, par value
      $.01 per share.
- ------------------------------------------------------------------------------
      TYPE OF REPORTING PERSON
12

      CO
- ------------------------------------------------------------------------------


                              Page 2 of 11 pages

                                  SCHEDULE 13D

- ------------------------                                 ---------------------
  CUSIP NO. 34039C 10 F                                    PAGE 3 OF 11 PAGES
- ------------------------                                 ---------------------

- ------------------------------------------------------------------------------
      NAME OF REPORTING PERSON
 1    S.S. OR IRS IDENTIFICATION NO. OF ABOVE PERSON

      Enron Corp. I.R.S. NO.:  47-0255140
- ------------------------------------------------------------------------------
      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
 2                                                              (a) [_]
                                                                (b) [_]
      N/A
- ------------------------------------------------------------------------------
      SEC USE ONLY
 3


- ------------------------------------------------------------------------------
      SOURCE OF FUNDS
 4

      00
- ------------------------------------------------------------------------------
      CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT
5     TO ITEMS 2(d) or 2(e)                                         [_]


- ------------------------------------------------------------------------------
      CITIZENSHIP OR PLACE OF ORGANIZATION
6

      Delaware
- ------------------------------------------------------------------------------
                          SOLE VOTING POWER
                     7
     NUMBER OF
                          -0-
      SHARES       -----------------------------------------------------------
                          SHARED VOTING POWER
   BENEFICIALLY      8
                          1,000,000 shares of Flores & Rucks, Inc. Common
     OWNED BY             Stock, par value $.01 per share
                   -----------------------------------------------------------
       EACH               SOLE DISPOSITIVE POWER
                     9
    REPORTING
                          -0-
      PERSON       -----------------------------------------------------------
                          SHARED DISPOSITIVE POWER
       WITH         10
                          Same as 8 above.
- ------------------------------------------------------------------------------
      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
11

      Same as 8 above.
- ------------------------------------------------------------------------------
      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES [_]
12

      N/A
- ------------------------------------------------------------------------------
      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
11
      5.11% of Flores & Rucks, Inc.'s outstanding Common Stock, par value
      $.01 per share.
- ------------------------------------------------------------------------------
      TYPE OF REPORTING PERSON
12

      CO
- ------------------------------------------------------------------------------

                              Page 3 of 11 pages

                     AMENDMENT TO STATEMENT ON SCHEDULE 13D

          This Amendment No. 2 to Statement on Schedule 13D (this "Amendment") amends the Statement on Schedule 13D dated December 12, 1994 (the "Statement"), as amended by Amendment No. 1 thereto dated April 13, 1995 ("Amendment No. 1"), of Enron Finance Corp., a Delaware corporation ("EFC"), and Enron Corp., a
Delaware corporation ("ENRON"), with respect to shares of the common stock, par value $.01 per share ("Common Stock"), of Flores & Rucks, Inc., a Delaware corporation ("FRI"). Capitalized terms used but not defined herein are defined in the Statement and are used herein with the same meanings ascribed thereto in the Statement.



Item 5.  Interest in Securities of the Issuer:
- -------  ------------------------------------

          Item 5 of Amendment No. 1 is hereby deleted and restated in its entirety as follows:

          According to FRI, there were 19,550,790 shares of Common Stock outstanding as of March 31, 1996, and all percentage calculations in this Amendment are based on such amount. EFC beneficially owns and has the power to vote and dispose of 1,000,000 shares of Common Stock (5.11% of the outstanding
Common Stock). Because EFC is an indirect, wholly owned subsidiary of ENRON, ENRON may also be deemed to beneficially own such shares.

Item 6.   Contracts, Arrangements, Understanding or Relationships With Respect
- -------   --------------------------------------------------------------------
          to Securities of the Issuer:
          ---------------------------

          Certain restrictions on the transfer of the 1,000,000 shares of Common
Stock owned by EFC are set forth in a letter dated February 21, 1996 from EFC to Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Howard,
Weil, Labouisse, Friedrichs Incorporated, and Petrie Parkman & Co., Inc., as
Representatives of certain underwriters. Additionally, pursuant to a letter agreement dated January 19, 1996, EFC, FRI and FRI Louisiana amended certain registration rights granted to EFC by FRI as set forth in the Registration
Rights Agreement dated December 7, 1994 between EFC, FRI and FRI Louisiana.

Item 7.  Material to be Filed as Exhibits:
- -------  --------------------------------

          Exhibit A: Letter dated February 21, 1996 from EFC to Merrill Lynch &
Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Howard, Weil,
Labouisse, Friedrichs Incorporated, and Petrie Parkman & Co., Inc., as
Representatives of certain underwriters.

          Exhibit B: Letter Agreement dated January 19, 1996 among EFC, FRI and
FRI Louisiana.

          After reasonable inquiry and to the best knowledge and belief of the undersigned, the undersigned certify that the information set forth in this statement is true, complete and correct.


Date: April 17, 1996                ENRON FINANCE CORP.

                                    By: /S/  Frank Stabler
                                       -------------------------------
                                    Frank Stabler
                                    Vice President


Date: April 17, 1996                ENRON CORP.

                                    By: /S/ Peggy B. Menchaca
                                       -------------------------------
                                    Peggy B. Menchaca
                                    Vice President


                              Page 4 of 11 Pages
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                                 EXHIBIT INDEX
                                 -------------

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EXHIBIT                                                                                    PAGE
- -------                                                                                    ----


Exhibit A   Letter dated February 21, 1996 from EFC to Merrill Lynch & Co.,                 6
            Merrill Lynch, Pierce, Fenner & Smith Incorporated, Howard,
            Weil, Labouisse, Friedrichs Incorporated, and Petrie Parkman &
            Co., Inc., as Representatives of certain underwriters.

Exhibit B   Letter Agreement dated January 19, 1996 among EFC,                              9
            FRI and FRI Louisiana.


                              Page 5 of 11 Pages